SMITH BARNEY GOVERNMENT SECURITIES FUND (the "Fund")


Supplement dated November 1, 1996 to Prospectus dated April 29, 1996

The following information supplements the information contained in the Fund's Prospectus under the section "Investment Objective and Management Policies":

	Zero Coupon Securities. The Fund may also invest in zero coupon bonds. A zero coupon bond pays no interest in cash to its holder during its life, although interest is accrued during that period. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value (sometimes referred to as a "deep discount" price). Because such securities usually trade at a deep discount, they will be subject to greater fluctuations of market value in response to changing interest rates than debt obligations of comparable maturities which make periodic distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon securities eliminate the reinvestment risk and lock in a rate of return to maturity.

	Dollar Roll Transactions. The Fund may enter into "dollar rolls", in which the Fund sells fixed income securities and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During this "roll" period, the Fund would forego principal and interest paid on such securities. The Fund would be compensated by the difference between the current sales price and the forward price for the future purchase, as well as by the interest earned on the cash proceed of the initial sale. Since the Fund will receive interest on the securities in which it invests the transaction proceeds, such transactions may involve leverage. However, since the proceeds will be invested only in U.S. Treasury obligations and since the Fund will enter into dollar roll transactions only with dealers of sufficient creditworthiness in the judgment of the Fund's investment adviser, such transactions do not present the risks to the Fund that are associated with other types of leverage. Dollar roll transactions are considered borrowings by the Fund and will be subject to the Fund's overall borrowing limitation.